Exhibit 10.1.9
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
(Approval of Additional Approved Projects; Requested Landlord UE Funds)

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is effective as of October 23, 2023 (the “Amendment Effective Date”), by and among each of the signatories hereto identified as "Landlord" (individually and collectively, “Landlord”), and each of the signatories hereto identified as "Tenant" (individually and collectively, “Tenant”).

RECITALS

A.Landlord and Tenant are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of July 26, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease and Security Agreement (McMinnville Lease Combination) effective as of April 15, 2021, that certain Amendment No. 2 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for Requested Landlord UE Funds) dated July 19, 2021, and that certain Amendment No. 3 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for, and Reallocation of, Requested Landlord UE Funds) (as amended, the “Master Lease”); and

B.Landlord and Tenant wish to amend the Master Lease to add certain Approved Projects, extend the deadline for Tenant to request Requested Landlord UE Funds with respect to such additional Approved Projects, and modify the Landlord Funds Rate with respect to such additional Approved Projects.

NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Capitalized Terms.    All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

2.Amendment to Lease.

2.1.Schedule 6.3.5.2 of the Master Lease is hereby amended to add the projects identified on Exhibit A attached hereto (the “Lisle and Des Plaines Projects”) on or prior to the date listed adjacent to the Lisle and Des Plaines Projects on Exhibit A, such Lisle and Des Plaines Projects shall hereafter constitute an “Approved Project”, and the approved budget for such Lisle and Des Plaines Projects is as set forth under the heading “Approved Budget” for each such project as set forth on Exhibit A.

2.2.Notwithstanding anything to the contrary set forth in Section 6.3.5.2 of the Master Lease, Tenant may make requests for disbursement of Requested Landlord UE Funds for each of the Lisle and Des Plaines Projects on or prior to the date listed adjacent to such Lisle and Des Plaines Projects on Exhibit A.

2.3.Notwithstanding anything to the contrary set forth in Section 6.5 of the Master Lease, the “Landlord Funds Rate” for purposes of calculating the Landlord Funds Rent Increase applicable to disbursements of Landlord UE Funds in connection with the Lisle and Des Plaines Projects shall be deemed to be [***] percent ([***]%) per annum.

2.4.Landlord and Tenant acknowledge and agree that (i) the senior housing facility commonly known as “Brookdale Lisle IL/AL” (the “Lisle Facility”) is not a Facility under the Master Lease, but rather is the subject of that certain Amended and Restated Master Lease dated as of November 25, 2019 between The Ponds of Pembroke Limited Partnership and BLC-Devonshire of Lisle, LLC (the “Lisle Lease”), (ii) the Lisle Lease remains in full force and effect and is not modified by the terms of this Amendment, (iii) the portion of the Lisle and Des Plaines Projects relating to the Lisle Facility shall be treated as an “Approved Project” under the Master Lease as though the Lisle Facility were a Facility under the Master Lease, and (iv) disbursements made by Landlord with respect to the Lisle Facility under Section 6.3.5 of the Master Lease shall be deemed to have been made to the Tenant of the Facility known as “Brookdale Des Plaines” for purposes of the increase in Annual Minimum Rent contemplated by Section 6.5 of the Master Lease (as modified hereby).

3.Miscellaneous.

3.1.Integrated Agreement; Modifications; Waivers.    This Amendment, and the Master Lease as amended hereby, together with the “Transaction Documents” as defined in the Master Transaction Letter, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.

3.2.Sealed Writing.The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.

3.3.Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.

3.4.Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: President and Secretary
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 23rd day of October, 2023.

(SEAL) /s/ Terri Dunham
Notary Public

Print Name: Terri Dunham
My commission expires: 3-9-27
Acting in the County of: Williamson

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: President and Secretary
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By: BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Treasurer

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 5, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 4, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 14, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 15, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 16, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 17, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 23rd day of October, 2023.

(SEAL) /s/ Terri Dunham
Notary Public

Print Name: Terri Dunham
My commission expires: 3-9-27
Acting in the County of: Williamson
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ALS LEASING, INC., a Delaware corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 23rd day of October, 2023.

(SEAL) /s/ Terri Dunham
Notary Public

Print Name: Terri Dunham
My commission expires: 3-9-27
Acting in the County of: Williamson

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: Senior Vice President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

RIVER OAKS PARTNERS, an Illinois general partnership

By: Brookdale Holdings, LLC, its managing partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership

By: Brookdale Holdings, LLC, its general partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership

By: Brookdale Living Communities of California-San Marcos, LLC, its general partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings

Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 4 to Amended and Restated Master Lease and Security Agreement

CONSENT AND REAFFIRMATION OF GUARANTOR

THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 4 to Amended and Restated Master Lease and Security Agreement effective as of August _, 2023 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).

BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Amended and Restated Guaranty dated as of July 26, 2020 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the BKD/VTR Documents (as defined in the Guaranty).

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:

1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.

2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Master Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.

3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.

GUARANTOR:

BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By: /s/ Chad C. White
Name:    Chad C. White
Title:    Executive Vice President,
General Counsel and Secretary